Exhibit 99.1

CareDx Reports Second Quarter 2024 Results and Increases Revenue Guidance
BRISBANE, Calif., July 31, 2024, CareDx, Inc. (Nasdaq: CDNA) — today announced financial results for the second quarter ended June 30, 2024.
Second Quarter 2024 Financial Highlights
•Reported total revenue of $92.3 million, an increase of 31% year-over-year.
•Grew Testing Services volume to 43,700 tests, an increase of 17% year-over-year.
•Reported GAAP net loss of $1.4 million, non-GAAP net income of $13.6 million, and positive adjusted EBITDA of $12.9 million, a significant improvement from the second quarter 2023.
•Generated $18.9 million cash from operations. Ended the quarter with cash, cash equivalents, and marketable securities of approximately $228.9 million, with no debt.
•Raised 2024 guidance for annual revenue to $320 to $328 million and adjusted EBITDA to a gain of $9 to $15 million.
Business Highlights
•In the first half of 2024, expanded coverage by 27 million lives nationwide.
•Published SHORE study data demonstrating that HeartCare® outperforms dd-cfDNA alone in identifying allograft rejection.
•Nature Medicine publication validates CareDx AlloView™ AI-enabled risk prediction model and demonstrates AlloSure® Kidney detects subclinical rejection in stable patients.

“We are pleased to announce yet another strong quarter, marked by growth across all our businesses. The dedication and hard work of our team over the past year have been instrumental in our performance. As we approach the second half of the year, we remain focused on maintaining our growth rate,” said John W. Hanna, CareDx President and CEO.
Second Quarter 2024 Financial Results
Total revenue for the three months ended June 30, 2024, was $92.3 million, an increase of 31% compared to $70.3 million for the second quarter of 2023. Testing Services revenue for the second quarter 2024 was $70.9 million, an increase of 33% compared to $53.4 million for the second quarter of 2023. Testing Services revenue for the second quarter included $13.2 million for tests performed in prior periods. Patient and Digital Solutions revenue for the second quarter of 2024 was $10.7 million, an increase of 19% compared to $9.0 million for the second quarter 2023. Product revenue for the second quarter of 2024 was $10.6 million, an increase of 35% compared to $7.9 million for the second quarter 2023.
For the second quarter of 2024 net loss was $1.4 million compared to a net loss of $25.0 million in the second quarter of 2023. Basic and diluted net loss per share in the second quarter of 2024 was $0.03, compared to basic and diluted net loss per share of $0.46 in the second quarter of 2023.
Non-GAAP net income was $13.6 million in the second quarter of 2024, compared to a non-GAAP net loss of $9.9 million in the second quarter of 2023. Diluted non-GAAP net income per share was $0.25 in the second quarter of 2024, compared to a diluted non-GAAP net loss per share of $0.18 in the second quarter of 2023.
Adjusted EBITDA income for the second quarter of 2024 was $12.9 million, compared to an adjusted EBITDA loss of $10.4 million for the second quarter of 2023.

2024 Guidance
CareDx now expects full year 2024 revenue to be in the range of $320 million to $328 million, compared to the prior range of $274 million to $282 million. CareDx now expects full year 2024 non-GAAP gross margin to be in the range of 67% to 68%, compared to the prior range of 63% to 65%. CareDx now expects full year 2024 adjusted EBITDA gain to be in the range of $9 million to $15 million, compared to an adjusted EBITDA loss of $14 million to $24 million.
About CareDx – The Transplant Company
CareDx, Inc., headquartered in Brisbane, California, is a leading precision medicine solutions company focused on the discovery, development, and commercialization of clinically differentiated, high-value healthcare solutions for transplant patients and caregivers. CareDx offers testing services, products, and digital healthcare solutions along the pre- and post-transplant patient journey and is the leading provider of genomics-based information for transplant patients. For more information, please visit: www.CareDx.com.
Forward Looking Statements
This press release includes forward-looking statements, including expectations regarding CareDx’s 2024 revenue, non-GAAP gross margin and adjusted EBITDA, CareDx’s focus in 2024 and CareDx’s proposed path to profitability. These forward-looking statements are based upon information that is currently available to CareDx and its current expectations, speak only as of the date hereof, and are subject to numerous risks and uncertainties, all of which are difficult to predict and many of which are beyond our control, including general economic and market factors, among others discussed in CareDx’s filings with the Securities and Exchange Commission (the “SEC”), including, but not limited to, the Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed by CareDx with the SEC on February 28, 2024, the quarterly report on Form 10-Q for the quarter ended March 31, 2024 filed by CareDx with the SEC on May 9, 2024, the quarterly report on Form 10-Q for the quarter ended June 30, 2024 filed by CareDx with the SEC on July 31, 2024 and other reports that CareDx has filed with the SEC. Any of these may cause CareDx’s actual results, performance, or achievements to differ materially and adversely from those anticipated or implied by CareDx’s forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements. CareDx expressly disclaims any obligation, except as required by law, or undertaking to update or revise any such forward-looking statements, whether as a result of new information, future events or otherwise.
Use of Non-GAAP Financial Measures
CareDx has presented in this release certain financial information in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) and also on a non-GAAP basis, including non-GAAP cost of testing services, non-GAAP cost of product, non-GAAP cost of patient and digital solutions, non-GAAP research and development expenses, non-GAAP sales and marketing expenses, non-GAAP general and administrative expenses, non-GAAP other income, net, non-GAAP income tax expense, non-GAAP gross profit, non-GAAP gross margin (%), non-GAAP net income (loss), non-GAAP basic and diluted net income (loss) per share, adjusted EBITDA and non-GAAP operating expenses.
We define non-GAAP net income (loss) and per share results as the GAAP net loss and per share results excluding the impacts of stock-based compensation; changes in estimated fair value of contingent consideration; acquisition-related impairment charges and amortization of purchased intangible assets and related tax effects; costs involved with completing an acquisition; unrealized loss on investments; restructuring charges and certain other charges.
We define adjusted EBITDA as non-GAAP net income (loss) before interest income, income tax expense (benefit), depreciation and other expense, net.
We are presenting these non-GAAP financial measures to assist investors in assessing our operating results through the eyes of management and because we believe that these measures provide an additional tool for investors to use in comparing our core business operating results over multiple periods. Management believes this non-GAAP information is useful for investors, when considered in conjunction with CareDx’s GAAP financial statements, because management uses such information internally for its operating, budgeting, and financial planning purposes. Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of CareDx’s operating results as reported under

GAAP. These non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. These non-GAAP financial measures are not necessarily comparable to similarly titled measures presented by other companies. A reconciliation between GAAP and non-GAAP financial information is provided immediately following the financial tables.

CareDx, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)
(In thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Revenue:
Testing services revenue	$70,918	$53,414	$124,755	$115,198
Product revenue	10,610	7,876	19,204	14,737
Patient and digital solutions revenue	10,746	9,011	20,364	17,628
Total revenue	92,274	70,301	164,323	147,563
Operating expenses:
Cost of testing services	14,308	15,324	27,940	30,620
Cost of product	6,245	3,926	11,589	7,992
Cost of patient and digital solutions	7,393	6,637	14,351	13,241
Research and development	19,678	20,233	38,389	44,590
Sales and marketing	21,002	21,630	40,832	44,861
General and administrative	27,678	29,327	54,589	57,359
Restructuring costs	68	848	68	848
Total operating expenses	96,372	97,925	187,758	199,511
Loss from operations	(4,098)	(27,624)	(23,435)	(51,948)
Other income:
Interest income, net	2,826	2,871	5,711	5,537
Change in estimated fair value of common stock warrant liability	—	3	—	10
Other expense, net	(100)	(271)	(390)	(2,245)
Total other income	2,726	2,603	5,321	3,302
Loss before income taxes	(1,372)	(25,021)	(18,114)	(48,646)
Income tax (expense) benefit	(22)	68	61	(56)
Net loss	$(1,394)	$(24,953)	$(18,053)	$(48,702)
Net loss per share:
Basic	$(0.03)	$(0.46)	$(0.35)	$(0.91)
Diluted	$(0.03)	$(0.46)	$(0.35)	$(0.91)
Weighted-average shares used to compute net loss per share:
Basic	52,195,620	53,846,260	51,943,989	53,745,299
Diluted	52,195,620	53,846,260	51,943,989	53,745,299

CareDx, Inc.
Condensed Consolidated Balance Sheets
(Unaudited)
(In thousands)

	June 30, 2024	December 31, 2023
Assets
Current assets:
Cash and cash equivalents	$95,782	$82,197
Marketable securities	133,089	153,221
Accounts receivable	66,161	51,061
Inventory	19,234	19,471
Prepaid and other current assets	6,343	7,763
Total current assets	320,609	313,713
Property and equipment, net	34,202	35,246
Operating leases right-of-use assets	27,188	29,891
Intangible assets, net	41,896	45,701
Goodwill	40,336	40,336
Restricted cash	588	586
Other assets	1,958	1,353
Total assets	$466,777	$466,826
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$5,874	$12,872
Accrued compensation	25,004	19,703
Accrued and other liabilities	47,453	45,497
Total current liabilities	78,331	78,072
Deferred tax liability	50	136
Deferred payments for intangible assets	1,620	2,461
Operating lease liability, less current portion	25,386	28,278
Other liabilities	96,721	96,551
Total liabilities	202,108	205,498
Commitments and contingencies
Stockholders’ equity:
Common stock	50	49
Additional paid-in capital	969,427	946,511
Accumulated other comprehensive loss	(7,964)	(6,963)
Accumulated deficit	(696,844)	(678,269)
Total stockholders’ equity	264,669	261,328
Total liabilities and stockholders’ equity	$466,777	$466,826

CareDx, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited)
(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Cost of testing services reconciliation:
GAAP cost of testing services	$14,308	$15,324	$27,940	$30,620
Stock-based compensation expense	(357)	(492)	(814)	(971)
Acquisition related-amortization of purchased intangibles	(329)	(329)	(658)	(658)
Non-GAAP cost of testing services	$13,622	$14,503	$26,468	$28,991
Cost of product reconciliation:
GAAP cost of product	$6,298	$3,926	$11,642	$7,992
Stock-based compensation expense	(225)	(274)	(542)	(634)
Acquisition related-amortization of purchased intangibles	(411)	(416)	(831)	(834)
Restructuring costs	(53)	—	(53)	—
Non-GAAP cost of product	$5,609	$3,236	$10,216	$6,524
Cost of patient and digital solutions reconciliation:
GAAP cost of patient and digital solutions	$7,393	$6,651	$14,351	$13,255
Stock-based compensation expense	(350)	(367)	(722)	(769)
Acquisition related-amortization of purchased intangibles	(238)	(255)	(509)	(503)
Restructuring costs	—	(14)	—	(14)
Other income	—	—	5	—
Non-GAAP cost of patient and digital solutions	$6,805	$6,015	$13,125	$11,969
Research and development expenses reconciliation:
GAAP research and development expenses	$19,693	$20,478	$38,404	$44,835
Stock-based compensation expense	(1,628)	(1,704)	(3,388)	(3,666)
Restructuring costs	(15)	(245)	(15)	(245)
Other charges	—	—	(25)	—
Non-GAAP research and development expenses	$18,050	$18,529	$34,976	$40,924
Sales and marketing expenses reconciliation:
GAAP sales and marketing expenses	$21,002	$22,178	$40,832	$45,409
Stock-based compensation expense	(2,927)	(2,779)	(5,971)	(6,516)
Acquisition related-amortization of purchased intangibles	(628)	(606)	(1,261)	(1,201)
Restructuring costs	—	(548)	—	(548)
Other charges	—	—	(8)	—
Non-GAAP sales and marketing expenses	$17,447	$18,245	$33,592	$37,144
General and administrative expenses reconciliation:
GAAP general and administrative expenses	$27,678	$29,368	$54,589	$57,400
Stock-based compensation expense	(7,683)	(7,084)	(15,077)	(13,898)
Change in estimated fair value of contingent consideration	(210)	(67)	(529)	(488)
Acquisition related fees and expenses	(5)	—	(40)	(284)
Restructuring costs and charges	—	(41)	—	(99)
Other (charges) income	(44)	—	22	—
Non-GAAP general and administrative expenses	$19,736	$22,176	$38,965	$42,631
Total other income (expense) reconciliation:
GAAP other income, net	$2,726	$2,603	$5,321	$3,302
Unrealized (gain) loss on long-term marketable equity securities	—	(53)	—	857
Asset impairments and write-downs	—	—	—	1,000
Other charges	—	7	—	28
Non-GAAP other income, net	$2,726	$2,557	$5,321	$5,187
Income tax (expense) benefit reconciliation:
GAAP income tax (expense) benefit	$(22)	$68	$61	$(56)
Tax effect related to amortization of purchased intangibles	(98)	(100)	(200)	(201)
Non-GAAP income tax expense	$(120)	$(32)	$(139)	$(257)

CareDx, Inc.
GAAP and Non-GAAP Operating Expenses
(Unaudited)
(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
GAAP operating expenses:
Research and development	$19,693	$20,478	$38,404	$44,835
Sales and marketing	21,002	22,178	40,832	45,409
General and administrative	27,678	29,368	54,589	57,400
Total GAAP operating expenses	$68,373	$72,024	$133,825	$147,644

Non-GAAP operating expenses:
Research and development	$18,050	$18,529	$34,976	$40,924
Sales and marketing	17,447	18,245	33,592	37,144
General and administrative	19,736	22,176	38,965	42,631
Total Non-GAAP operating expenses	$55,233	$58,950	$107,533	$120,699

CareDx, Inc.
Reconciliation of GAAP to Non-GAAP Gross Profit and Gross Margin
(Unaudited)
(In thousands, except percentages)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Total revenue	$92,274	$70,301	$164,323	$147,563
GAAP cost of sales	27,999	25,901	53,933	51,867
GAAP gross profit	64,275	44,400	110,390	95,696
Stock-based compensation expense	932	1,133	2,078	2,374
Other income	—	—	(5)	—
Restructuring costs	53	14	53	14
Acquisition related-amortization of purchased intangibles	978	1,000	1,998	1,995
Non-GAAP gross profit	$66,238	$46,547	$114,514	$100,079
Non-GAAP gross margin %	72%	66%	70%	68%

CareDx, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited)
(In thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
GAAP net loss	$(1,394)	$(24,953)	$(18,053)	$(48,702)
Stock-based compensation expense	13,170	12,700	26,514	26,454
Acquisition related-amortization of purchased intangibles	1,606	1,606	3,259	3,196
Change in estimated fair value of contingent consideration	210	67	529	488
Acquisition related fees and expenses	5	—	40	284
Other charges	44	7	6	28
Restructuring costs and charges	68	848	68	906
Tax effect related to amortization of purchased intangibles	(98)	(100)	(200)	(201)
Asset impairments and write-downs	—	—	—	1,000
Unrealized (gain) loss on long-term marketable equity securities	—	(53)	—	857
Non-GAAP net income (loss)	$13,611	$(9,878)	$12,163	$(15,690)

GAAP basic and diluted net loss per share	$(0.03)	$(0.46)	$(0.35)	$(0.91)

Non-GAAP basic net income (loss) per share	$0.26	$(0.18)	$0.23	$(0.29)
Non-GAAP diluted net income (loss) per share	$0.25	$(0.18)	$0.23	$(0.29)

Shares used in computing non-GAAP basic net income (loss) per share	52,195,620	53,846,260	51,943,989	53,745,299
Shares used in computing non-GAAP diluted net income (loss) per share	54,333,731	53,846,260	53,669,762	53,745,299

CareDx, Inc.
Reconciliation of Non-GAAP to Adjusted EBITDA
(Unaudited)
(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Non-GAAP net income (loss)	$13,611	$(9,878)	$12,163	$(15,690)
Interest income	(2,826)	(2,871)	(5,711)	(5,537)
Income tax expense (benefit)	121	68	139	(56)
Depreciation expense	1,937	2,052	4,105	3,860
Other expense, net	100	279	390	664
Adjusted EBITDA	$12,943	$(10,350)	$11,086	$(16,759)

CareDx, Inc.

Media Relations
Anna Czene
818-731-2203
aczene@caredx.com

Investor Relations
Greg Chodaczek
investor@caredx.com